EXHIBIT 99.4
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                          CERTIFICATE OF DESIGNATION OF
                         SERIES A CONVERTIBLE PREFERRED
                           STOCK OF SUCCESSORIES, INC.

    NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority conferred upon the Board of Directors of Successories, Inc., an Illinois corporation (the "Company"), pursuant to its Articles of Incorporation, as amended, and in accordance with the Illinois Business Corporation Act of 1983, as amended, the Company's Board of Directors has adopted resolutions creating a series of its Preferred Stock, par value $.01 per share, designated as Series A Convertible Preferred Stock, with the preferences, privileges and relative participating, optional or other special rights set forth herein.

    1. Designation; Number. The total number of shares of Preferred Stock which the Company has authority to issue is 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 503,092 are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock").

    2.    Dividends.

          (a)  Rate of Dividends. The holders of outstanding Series A
Preferred Stock shall be entitled to receive, out of any funds legally available therefor, cumulative dividends at the rate of eight percent (8%) of the purchase price per share per annum commencing on the date of issuance. Dividends on the Series A Preferred Stock shall be payable in preference to payment of any dividend on Common Stock or other capital stock of the Company. Accrued and unpaid dividends on the Series A Preferred Stock shall be paid (i) on April 30, July 31, October 31 and January 31 of each year, commencing on July 31, 2000, for each three-month period then ending, to the holders of record as they appear on the books and records of the Company 10 days preceding each payment date, and
(ii) on the date certificates representing Common Stock of the Company are required to be delivered following any conversion of Series A Preferred Stock pursuant to Section 4.

          (b) Payment in Common Stock. In lieu of payment in cash, at the option of the Company or, upon written notice delivered to the Company, of the holders of a majority of the Series A Preferred Stock, the Company shall pay dividends on the Series A Preferred Stock in shares of Common Stock that have an aggregate Fair Market Value (as defined herein) equal to the aggregate dividends payable. "Fair Market Value" means the average of the last reported sales price of the Common Stock on the Nasdaq Stock Market or on any national or regional securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges, as reported for each of the 10 consecutive trading days ending on the 10th trading date prior to any dividend payment date.


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     3.   Liquidation Preference.

          (a) Series A Preferred Stock Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company in respect of the Common Stock or other capital stock of the Company, the amount of $2.425 per share (subject to adjustment as provided in Section 4(e)) (the "Purchase Price") for each share of Series A Preferred Stock then held by them and, in addition, an amount equal to all accrued but unpaid dividends on the Series A Preferred Stock. After payment or setting apart of payment has been made to the holders of Series A Preferred Stock of the full preferential amounts so payable to them, the holders of Common Stock and other capital stock shall be entitled to receive pro rata the remaining assets of the Company. If the assets and funds available for distribution to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Company legally available for distribution shall be distributed among the holders of Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock held by each such holder.

          (b) Triggering Events. For purposes of this Section 3, a liquidation of the Company shall be deemed to include, without limitation, the following events: (i) a reorganization or merger of the Company with or into any other corporation or entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any adverse change in the rights, preferences or privileges of the Common Stock); (ii) a sale of all or substantially all of the assets of the Company; or (iii) a change in the majority of the Board of Directors, occurring during any 13-month period commencing on May 28, 1999, that was not approved by a majority of the directors serving on May 28, 1999 or by a majority of those subsequently elected directors whose election or nomination for election was approved by a majority of the directors then serving on the Board of Directors.

     4.   Conversion.

          (a)  Optional Conversion. Each share of Series A Preferred
Stock shall be convertible, at any time at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Purchase Price by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price for the Series A Preferred Stock initially shall equal $2.425, subject to adjustment as provided in Section 4(e). The ratio of the Purchase Price divided by the Conversion Price in effect at any specified time is hereinafter referred to as the "Conversion Ratio."

          (b)  Automatic Conversion. Each share of Series A Preferred
Stock automatically, without action on the part of the Company or the holder thereof, shall be converted into shares of Common Stock, at the then effective Conversion Ratio, in the event that the closing sales price of the Common Stock equals or exceeds $10.00 per share for 30 consecutive trading days commencing on or after May 29, 2000. Any such automatic conversion shall be deemed to have occurred as of the close of trading on the 30th such consecutive trading day.


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          (c)  Mechanics of Conversion. Before any holder of Series A
Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificates representing the converted Series A Preferred Stock, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Company that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided further that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable after such delivery, but in no event more than five business days later, issue and deliver to such holder a certificate for the number of shares of Common Stock to which the holder shall be entitled and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted or, in the case of automatic conversion, on the 30th consecutive trading day, and the persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock on such date.

          (d) Fractional Shares. In lieu of any fractional shares to which the holder of Series A Preferred Stock otherwise would be entitled, the Company shall pay cash equal to such fraction multiplied by the average of the last reported sales price of the Common Stock on the Nasdaq Stock Market, or on any national or regional securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges, as reported for each of the 10 consecutive trading days ending on the trading date immediately prior to the conversion date. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock of each holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          (e) Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

               (i) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock, or by a subdivision or split-up of shares of Common Stock, then on the date such dividend is made or such change is effective, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of Series A Preferred Stock shall be increased in proportion to such increase in the number of shares of Common Stock outstanding.


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               (ii) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then on the effective date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of Series A Preferred Stock shall be decreased in proportion to such decrease in the number of shares of Common Stock outstanding.

               (iii) In case the Company shall declare a cash dividend upon its
            Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, the holders of the Series A Preferred Stock shall, concurrent with the distribution to holders of Common Stock, receive a like distribution based upon the number of shares of Common Stock into which such Series A Preferred Stock is then convertible.

               (iv) In case any capital reorganization or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any adverse change in the rights, preferences or privileges of the Common Stock) is effected at any time after the date hereof, each share of Series A Preferred Stock shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition, such holder had converted such share of Series A Preferred Stock into Common Stock. The provisions of this clause (iv) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales or other dispositions.

               (v) If, after May 28, 1999, the Company issues or sells (or in accordance with Section 4(e)(vi)(A) below is deemed to have issued or sold) any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then the Conversion Price in effect immediately prior to such issuance or sale forthwith shall be adjusted, to prevent dilution of the conversion rights granted under this Section 4, to an amount equal to the quotient obtained by dividing:


                    (A) an amount equal to (1) the product of the Conversion Price in effect immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, on a fully diluted basis (including any shares deemed to have been issued pursuant to Section 4(e)(vi)(A) below), plus (2) the consideration received (or deemed to be

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                received, in accordance with Section 4(e)(vi)(A) below) by the
                Company upon such issuance or sale, by:

                    (B) the number of shares of Common Stock outstanding, on a fully diluted basis (including shares of Common Stock deemed to have been issued pursuant to Section 4(e)(vi)(A) below), immediately after such issuance or sale.

               (vi) For purposes of any adjustment of the Conversion Price pursuant to this Section 4(e), the following provisions shall be applicable:

                    (A) Convertible Securities. If the Company grants any options, warrants, convertible securities having rights to subscribe for or to purchase shares of Common Stock, or any other securities convertible into or exchangeable for Common Stock (collectively, "Convertible Securities"), then (x) the maximum number of shares of Common Stock issuable upon the exercise or conversion of such Convertible Securities shall be deemed to have been issued and sold by the Company on the date such Convertible Securities are granted or issued, and (y) the "consideration per share" for such Convertible Securities shall equal the consideration received by the Company for any such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or conversion of all such Convertible Securities. Upon the expiration of or the termination of any right to convert or exchange any Convertible Securities, in each case without the exercise or conversion of such Convertible Securities, the Conversion Price then in effect shall be adjusted, at the time of such expiration or termination, to the Conversion Price that would have been in effect had the adjustment made upon grant or issuance of the Convertible Securities been made upon the basis of the issuance or sale of only those shares of Common Stock actually issued upon the exercise or conversion of such Convertible Securities.

                    (B) Calculation of Consideration Received. If any Common Stock or Convertible Securities are issued or granted, or deemed to have been issued or granted, (x) for cash, then the aggregate consideration received by the Company therefor shall be deemed to equal the gross amount of cash received by the Company therefor, (y) for consideration other than cash (and other than securities), then the aggregate consideration received by the Company therefor shall be deemed to equal the fair value of such consideration as of the date of receipt, as determined by the Board of Directors of the Company, in good faith, and reported to the holders of Series A Preferred Stock in writing, or (z) for consideration consisting of securities, then the consideration received by the Company therefor shall be based upon the average of the last reported sales price of such securities on the Nasdaq Stock Market, or on any national or regional securities exchange on which such securities are listed or admitted to unlisted trading privileges, as reported for each of the 10 consecutive trading days ending on the 10th trading date prior to the Company's receipt of the securities, or (if such securities are not so listed or admitted) the last reported sales price reported by the National Association of Securities Dealers, Inc.


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                Automated Quotations, Inc., or (if such securities are not so listed or quoted) at such price determined by the Board of Directors of the Company, in good faith, and reported to the holders of Series A Preferred Stock in writing.

                    (C) Integrated Transactions. In case any Convertible Securities are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Convertible Securities by the parties thereto, the Convertible Securities will be deemed to have been issued without consideration.

                    (D) Reacquired Shares. The Common Stock deemed to be outstanding at any given time shall not include any shares owned or held by or for the account of the Company or any subsidiary of the Company.

               (vii) Exempt Issues. Notwithstanding any other provision hereof, no adjustment to the Conversion Price shall be made pursuant to this
            Section 4 on account of the issuance of shares of Common Stock (A) in respect of rights granted pursuant to Successories, Inc.'s Stock Option Plan or Employee Stock Purchase Plan, each as currently in effect or as amended with approval of the stockholders of the Company; (B) in respect of stock options or warrants outstanding as of May 28, 1999; (C) upon the conversion of any shares of Series A Preferred Stock; or (D) pursuant to the 1999 Senior Management Bonus Plan in effect for the Company's 1999 fiscal year.

          (f) Minimal Adjustments. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No adjustment in the Conversion Price need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 that is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price.

          (g) No Impairment. The Company will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

          (h) Certificate as to Adjustments. Upon the occurrence of each adjustment of the Conversion Price pursuant to this Section 4, the Company shall prepare and furnish to each holder of Series A Preferred Stock a certificate signed by the Chief Financial Officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

          (i) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who


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are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Company shall mail to each holder of Series A Preferred Stock, at least 20 days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right and the amount and character of such dividend, distribution or right.

          (j)  Notices. Any notice required by the provisions of this
Section 4 to be given to any holder of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the Company's books.

          (k) Reservation of Common Stock. The Company, at all times, shall reserve and keep available, out of its authorized and unissued capital stock and solely for the purpose of effecting the conversion of Series A Preferred Stock, such number of shares of Common Stock that is sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. If necessary to comply with this Section 4(k), the Company shall increase the authorized amount of its Common Stock in accordance with Illinois law.

    5.    Voting Rights.

          (a) General. The holder of a share of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Company and shall vote with holders of the Common Stock upon the election of directors and upon any other matter submitted to a vote of shareholders, except those matters required by law to be submitted to a class vote and except as otherwise set forth herein. The holder of each share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock into which each share of Series A Preferred Stock could be converted on the record date for the vote or consent of shareholders. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of Series A Preferred Stock held by each holder) shall be disregarded.

          (b) Right to Elect Director. In addition to the voting rights set forth in Section 5(a), the holders of the Series A Preferred Stock, voting separately as a single class, shall be entitled to nominate and to elect one person to the Board of Directors of the Company.

          (c) Protective Provisions. In addition to any other class vote that may be required by law or as provided herein, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

               (i) effect any amendment to the Articles of Incorporation of the Company that would change the authorized number of shares of Series A Preferred Stock or the rights, preferences and privileges of the Series A Preferred Stock;

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               (ii) create any class or series of shares of capital stock having dividend, liquidation or other rights or preferences equal or superior to those of the Series A Preferred Stock; or

               (iii) enter into any line of business that is not directly related to sales of the Company's core motivational and self-improvement products by direct marketing, through internet/e-commerce sales and through franchised retail stores.

     6. Preemptive Rights. In the event the Company proposes to issue additional shares of Common Stock, Convertible Securities (other than Convertible Securities described in Section 4(e)(vii)) or other capital stock for sale, the Company first shall offer to sell such Common Stock, Convertible Securities or other capital stock to the holders of the Series A Preferred Stock, on a pro rata basis (i.e., based on the number of shares of common stock into which the Series A Preferred Stock then is convertible, plus the number of shares of Common Stock issued as dividends pursuant to Section 2(b), relative to the total number of shares of Common Stock outstanding computed on a fully diluted basis), at a price equal to the offering price of such additional shares of Common Stock, Convertible Securities or other capital stock. Any such shares not subscribed for by the holders of the Series A Preferred Stock within 10 days after receipt from the Company of the written offer to sell may be sold by the Company to any other purchaser at a price not less than the price offered to the holders of Series A Preferred Stock.

          7. No Reissuance of Series A Preferred Stock. No shares of Series A Preferred Stock acquired by the Company by reason of conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Company shall be authorized to issue.

    IN WITNESS WHEREOF, Successories, Inc. has caused this Certificate of Designation to be duly executed by its President and Chief Operating Officer, a duly authorized officer, as of May 26, 1999.




                                             SUCCESSORIES, INC.



                                             By: /s/ Gary J. Rovansek
                                                 -------------------------------
                                                 Name:  Gary J. Rovansek
                                                 Title: President and
                                                        Chief Operating Officer



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